                                                                    Exhibit 32.1
                                                                    ------------

The  following   certification  is  furnished  as  provided  by  Rule  13a-14(b)
promulgated  under  the  Securities  Act of  1934  and  Item  601(b)(32)(ii)  of
Regulation S-K.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Home Properties, Inc. (the "Company")
on Form 10-Q for the quarter ended March 31, 2007, as filed with the  Securities and Exchange Commission on May 8, 2007 (the "Report"),  I, Edward J. Pettinella,
President and Chief Executive  Officer of the Company,  certify,  pursuant to 18
U.S.C.  Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley
Act of 2002, that:

1.   The Report fully complies with the  requirements  of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934, as amended; and

2.   The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                                 By:      /s/ Edward J. Pettinella
                                          -------------------------------------
                                          Edward J. Pettinella
                                          President and Chief Executive Officer
                                          May 8, 2007

A signed  original of this  written  statement  required by Section 906 has been provided to Home Properties,  Inc. and will be retained by Home Properties, Inc.
and  furnished  to  the  Securities   and  Exchange   Commission  or  its  staff
upon request.